Exhibit 10.2

[EMBARCADERO LETTERHEAD]

July 27, 2006

Dear Michael:

We have previously entered into an Employment Agreement with you effective as of October 20, 2005 (the “Employment Agreement’).

Pursuant to the Employment Agreement, we agreed that the stock options and restricted stock granted to you on October 20, 2005 would accelerate and become fully vested pursuant to “double trigger” change-of-control provisions as set forth in the Employment Agreement and that we would formalize those provisions in a written severance and termination agreement within 60 days thereof.

We have entered into the Restricted Stock Purchase Agreement as of October 20, 2005 and the Stock Option Grant dated October 20, 2005, copies of which are attached to this letter as Exhibits A and B. We are hereby acknowledging that those agreements provide for the accelerated vesting of your restricted stock and option, respectively, in the event of a Change of Control Termination (as defined therein) and those agreements, along with the Employment Agreement, state the severance benefits you are entitled to receive upon the termination of your employment.

We are asking you to acknowledge that the attached agreements constitute the written severance and termination agreement referenced in the Employment Agreement and, along with the Employment Agreement, constitute the entire agreement between us relating to these matters.

/s/ Stephen Wong
Stephen Wong
President and Chief Executive Officer

ACKNOWLEDGED AND AGREED

/s/ Michael Shahbazian
Michael Shahbazian

Date: July 27, 2006.

EMBARCADERO TECHNOLOGIES, INC.

2004 EQUITY INCENTIVE PLAN STOCK OPTION GRANT

Optionee Name:	Michael Shahbazian

Address:

Total Option Shares:	200,000

Exercise Price Per Share:	$6.53

Date of Option Grant:	October 20, 2005

Expiration Date:	October 20, 2012

Type of Option:	☐ Incentive Stock Option

☒ Nonqualified Stock Option

1. Grant of Option. Embarcadero Technologies, Inc. (the “Company”), hereby grants to Optionee named above (“Optionee”) and Optionee hereby accepts a nontransferable option to purchase the total number of shares of common stock of the Company set forth above (the “Shares”) at the exercise price per share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Stock Option Grant (this “Option”) and the Company’s 2004 Equity Incentive Plan (the “Plan”). Optionee acknowledges receipt of a copy of the Plan, which is attached hereto as Exhibit A. Optionee represents that he or she is familiar with the terms and conditions of the Plan and hereby accepts this Option subject to all of the terms and conditions hereof and thereof. Optionee hereby agrees to accept as binding, conclusive and final, all decisions and interpretations of the Board, or other administrator of the Plan, as to any questions or disputes arising under the Plan or this Agreement.

If designated as an Incentive Stock Option above, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Code of 1986, as amended (the “Code”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. Exercise of Option.

2.1. Schedule of Exercise. Subject to the terms and conditions of this Option and the Plan, 50,000 of the Shares covered by this Option shall become exercisable on October 20, 2006 and the remaining 150,000 of the shares covered by this Option shall become exercisable ratably, rounded to the nearest whole Share, at the end of each 3-month period following October 20, 2006, such that all of the Shares subject to this option shall be exercisable on and as of the fourth annual anniversary of the Date of Option Grant. This schedule refers to the earliest times on which this Option may be exercised with respect to the specified number of Shares, and this Option may be exercised with respect to all or any part of such Shares at any time (prior to the

Expiration Date or earlier termination of this Option) on or after such dates. No accrual of exercise rights shall be calculated for any partial 3-month period.

3. Restrictions on Exercise. The grant of this Option and the issuance and subsequent transfer of the Shares are subject to compliance with all applicable laws, including all applicable securities laws. Thus, for example, the Option may not be exercised unless: (a) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), is then in effect with respect to the Shares, or (b) in the opinion of legal counsel to the Company, the Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. As a condition to the exercise of this Option or the transfer of any Shares, the Company may require Optionee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any applicable law.

4. Termination of Option. Except as provided below and in the Plan, after Optionee’s Termination, this Option shall be exercisable, to the extent the Shares are vested on the date of Termination, during the 90 days after the Termination, but in no event after the Expiration Date. This Option shall terminate upon the expiration of such 90-day period.

4.1. Leaves of Absence. This Option may not be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. This Option will continue to vest during a leave of absence of not more than three months, unless otherwise determined by the Administrator in accordance with the Plan.

4.2. Death or Disability. If Optionee’s Termination is due to death or disability as provided in the Plan, this Option may be exercised, to the extent exercisable at the date of Termination, for one year after Termination, but in no event after the Expiration Date and in accordance with the other provisions of the Plan.

4.3. Termination for Cause. If Optionee’s Termination is due to Cause as provided in the Plan, this Option shall automatically terminate and cease to be exercisable at the time of Termination and the Administrator may rescind any exercise of this Option by Optionee that occurred after the first event constituting Cause.

4.4. Change of Control. Notwithstanding the foregoing, in the event of a Change of Control Termination (as defined below), this Option will become exercisable in full.

The following definitions shall apply to this Section 4.4:

(a) “Change of Control Termination” shall have occurred if Optionee’s employment by the Company, or any of its subsidiaries or affiliates, is terminated without Cause or the Optionee Resigns for Good Reason, in either case within 12 months following the effective date of a Change of Control; provided, however, that, if a Change of Control occurs before October 20, 2006, a Change of Control Termination shall have been deemed to occur if

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Optionee’s employment by the Company, or any of its subsidiaries or affiliates, is terminated without Cause or the Optionee Resigns for Good Reason, in either case before October 20, 2007.

(b) “Cause” means (solely for purposes of this Section 4.4) (i) Optionee’s material breach of this Agreement or any confidentiality agreement between the Company and Optionee; (ii) Optionee’s failure or refusal materially to comply with the Company’s Employee Manual, the Company’s Code of Business Conduct and Ethics, or other policies or procedures established by the Company (iii) Optionee’s appropriation (or attempted appropriation) of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company; (iv) Optionee’s misappropriation (or attempted misappropriation) of any of the Company’s funds or property; (v) Optionee’s conviction of, or the entering of a guilty plea or plea of no contest with respect to a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment; (vi) Optionee’s willful misconduct or incompetence; (vii) Optionee’s physical or mental disability or other inability to perform the essential functions of his position, with or without reasonable accommodation; or (viii) Optionee’s death.

(c) “Resignation for Good Reason” means a resignation based on: (1) a material reduction in Optionee’s duties and responsibilities from those in effect upon execution of this Agreement; or (2) the assignment to Optionee of duties inconsistent with his status a Senior Vice President and Chief Financial Officer of the Company; or (3) the assignment to Optionee of duties less than the status of chief financial officer of an entity that acquires the Company or on terms not reasonably acceptable to Optionee; or (4) a relocation of Optionee’s principal place of work to more than 25 miles from San Francisco, California; or (5) requiring Optionee to report to a chief executive officer whose principal place of work is more than 50 miles from                                     , California.

(d) A “Change of Control” shall have occurred if, and only if, (1) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company; or (2) if those individuals who constituted the Company’s Board of Directors on October 20, 2005 constitute a majority of the Board as a result of a proxy solicitation made by a third party pursuant to Regulation 14A under the Securities Exchange Act of 1934; or (3) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (“Transaction”), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company or of the securities of any other corporation resulting from such Transaction; or (4) all or substantially all of the assets of the Company are sold, liquidated or distributed, other than in connection with a bankruptcy, insolvency or other similar proceeding, or an assignment for the benefit of creditors.

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4.5. No Right to Employment. Nothing in the Plan or this Option shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate Optionee’s employment or other relationship at any time, with or without cause.

5. Manner of Exercise.

5.1. Exercise Agreement. To the extent exercisable under the provisions of this Option, this Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Notice substantially in the form attached hereto as Exhibit B, or in such other form as may be approved by the Company.

5.2. Exercise Price. The Stock Option Exercise Notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash, by check or wire transfer or any other form provided in Section 6.4 of the Plan and approved by the Administrator in its sole discretion, including: (a) shares of common stock of the Company, or the designation of other Shares, which (i) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price; (b) provided that a public market exists for the Company’s common stock, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of Optionee or sells Shares on behalf of Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure; (c) one or more promissory notes meeting the requirements stated in the Plan; (d) cancellation of any debt owed by the Company to the Optionee, including, without limitation, waiver of compensation due or accrued for services previously rendered to the Company; and (e) any combination of the foregoing methods of payment.

5.3. Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make a provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise of this Option.

5.4. Issuance of Shares. Provided that the Stock Option Exercise Notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or if Optionee requests, in the name of Optionee and Optionee’s spouse.

6. Notice of Disqualifying Disposition of ISO Shares. If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO within (a) the date two years after the Date of Option Grant, or (b) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized

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by Optionee from any such early disposition by payment in cash (or in Shares, to the extent permissible under Section 5.2) or out of the current wages or other earnings payable to Optionee.

7. Nontransferability of Option. This Option shall not be assignable or otherwise transferable by Optionee, except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. ISOs may only be assigned in compliance with Section 7(h) of the Plan.

8. Independent Tax Advice. Optionee agrees that Optionee has or will obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of this Option and of the disposition of Shares acquired upon exercise hereof, including advice regarding the imposition of the alternative minimum tax on tax preferences generated by exercise of stock options and regarding any holding period requirements for preferential tax treatment. Optionee acknowledges that he or she has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of this Option or any Shares issued upon exercise of this Option.

9. Entire Agreement. The Plan and Stock Option Exercise Notice attached as Exhibits A and B, respectively, are incorporated herein by this reference. This Option, the Plan and the Stock Option Exercise Notice constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

COMPANY:	EMBARCADERO TECHNOLOGIES, INC.

	By:	/s/ Steven Wong
	Title:	Chairman and CEO
	Executed at:	100 California Street, 12th Floor
San Francisco, CA 94111

OPTIONEE:		/s/ Michael Shahbazian
Michael Shahbazian

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EMBARCADERO TECHNOLOGIES, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of October 20, 2005, by and between Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), and Michael Shahbazian (“Purchaser”).

RECITALS

A. The Company has made an inducement grant of restricted stock to Purchaser

B. Although the grant was not made under the Company’s 2004 Equity Incentive Plan (the “Plan”), it was granted otherwise subject to the terms and conditions of the Plan.

C. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

AGREEMENT

1. Sale of Stock. Subject to the terms and conditions of this Agreement and the Plan, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 100,000 shares of the Company’s Common Stock (the “Shares”) at a purchase price of $.001 per Share for a total purchase price of $100.00. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Purchase. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Purchase Date”). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the purchase price therefor by Purchaser by check made payable to the Company.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

(a) Repurchase Option.

(i) In the event of Purchaser’s Termination, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 90 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like). In addition, the event of a Purchaser’s Termination for “Cause” as provided in Section 9.4 of the Plan, the Company shall have an irrevocable exclusive option to repurchase any Shares purchased after the first event constituting “Cause”.

(ii) Unless the Company notifies Purchaser within 90 days from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the 90th day following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

(iii) All of the Shares shall initially be subject to the Repurchase Option. Provided that Purchaser remains continuously employed (or continues to provide services to the Company as a consultant), 37,500 of the total number of Shares shall be released from the Repurchase Option on the first anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), an additional 18,750 Shares on each of the end of eighteen months after the Vesting Commencement Date and the second anniversary of the Vesting Commencement Date and an additional 12,500 Shares on each of the end of thirty months after the Vesting Commencement Date and the third anniversary of the Vesting

Commencement Date so that all 100,000 Shares shall be released from the Repurchase Option on the Fully Vested Date (as set forth on the signature page of this Agreement).

(iv) Notwithstanding the foregoing, in the event of a Change of Control Termination (as defined below in Section 8(g)), all Shares shall be released from the Repurchase Option.

(b) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including insofar as applicable the Company’s Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(c) Termination of Rights. Upon the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a) below and delivered to Purchaser.

4. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

7. Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. However, the 83(b) Election must be made if the Purchaser wishes to avoid additional income under Section 83(a) in the future. Accordingly, Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, the tax consequences of Purchaser’s death and the decision as to whether or not to file an 83(b) Election in connection with the acquisition of the Shares.

Purchaser agrees that Purchaser will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

8. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(g) Definitions. The following definitions shall apply to Section 3(a)(iv) above:

(i) “Change of Control Termination” shall have occurred if Purchaser’s employment by the Company, or any of its subsidiaries or affiliates, is terminated without Cause or the Purchaser Resigns for Good Reason, in either case within 12 months following the effective date of a Change of Control; provided, however, that, if a Change of Control occurs before October 20, 2006, a Change of Control Termination shall have been deemed to occur if Purchaser’s employment by the Company, or any of its subsidiaries or affiliates, is terminated without Cause or the Purchaser Resigns for Good Reason, in either case before October 20, 2007.

(ii) “Cause” means (i) Purchaser’s material breach of this Agreement or any confidentiality agreement between the Company and Purchaser; (ii) Purchaser’s failure or refusal materially to comply with the Company’s Employee Manual, the Company’s Code of Business Conduct and Ethics, or other policies or procedures established by the Company (iii) Purchaser’s appropriation (or attempted appropriation) of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company; (iv) Purchaser’s misappropriation (or attempted misappropriation) of any of the Company’s funds or property; (v) Purchaser’s conviction of, or the entering of a guilty plea or plea of no contest with respect to a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment; (vi) Purchaser’s willful misconduct or incompetence; (vii) Purchaser’s physical or mental disability or other inability to perform the essential functions of his position, with or without reasonable accommodation; or (viii) Purchaser’s death.

(iii) “Resignation for Good Reason” means a resignation based on: (1) a material reduction in Purchaser’s duties and responsibilities from those in effect upon execution of this Agreement; or (2) the assignment to Purchaser of duties inconsistent with his status a Senior Vice President and Chief Financial Officer of the Company; or (3) the assignment to Purchaser of duties less than the status of chief financial officer of an entity that acquires the Company or on terms not reasonably acceptable to Purchaser; or (4) a relocation of Purchaser’s principal place of work to more than 25 miles from San Francisco, California; or (5) requiring Purchaser to report to a chief executive officer whose principal place of work is more than 50 miles from San Francisco, California.

(iv) A “Change of Control” shall have occurred if, and only if, (1)any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company; or (2) if those individuals who constituted the Company’s Board of Directors on October 20, 2005 constitute a majority of the Board as a result of a proxy solicitation made by a third party pursuant to Regulation 14A under the Securities Exchange Act of 1934; or (3) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (“Transaction”), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company or of the securities of any other corporation resulting from such Transaction; or (4) all or substantially all of the assets of the Company are sold, liquidated or distributed, other than in connection with a bankruptcy, insolvency or other similar proceeding, or an assignment for the benefit of creditors.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

COMPANY:

EMBARCADERO TECHNOLOGIES, INC.

By:	/s/ Stephen Wong
Title:	Chairman and CEO

Address:
100 California Street, 12th Floor San Francisco, CA 94111

PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN PURCHASER OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

PURCHASER: MICHAEL SHAHBAZIAN

/s/ Michael Shahbazian
(Signature)

Michael Shahbazian
(Printed Name)

Vesting Commencement Date: October 20, 2005

Fully Vested Date: October 20, 2008

I, Haygo Shanbazian, spouse of Michael Shahbazian, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

/s/ Haygo Shahbazian
(Signature)

Haygo Shahbazian
(Printed Name)

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and Embarcadero Technologies, Inc. (the “Company”) dated October             , 2005 (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company                                               (                  ) shares of the Common Stock of the Company standing in Purchaser’s name on the Company’s books and represented by Certificate No.             , and does hereby irrevocably constitute and appoint                                  to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:

/s/ Michael Shahbazian
(Signature)

Michael Shahbazian
(Printed Name)

Haygo Shahbazian
Spouse of Purchaser (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

EXHIBIT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned has entered a Restricted Stock Purchase Agreement with Embarcadero Technologies, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing 100,000 shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:

1. The undersigned has carefully reviewed the Restricted Stock Purchase Agreement pursuant to which the undersigned is purchasing the Shares.

2. The undersigned either [check and complete as applicable]:

(a) ☐	has consulted, and has been fully advised by, the undersigned’s own tax advisor, , whose business address is , regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b) ☒	has knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ☐	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986”; or

(b) ☒	not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date: 7/27/06	/s/ Michael Shahbazian
(Signature)

Michael Shahbazian
(Printed Name)

Date: 7/27/06	Haygo Shahbazian
(Spouse)

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:

                     shares of the Common Stock $             par value, of Embarcadero Technologies, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is:

4.	The property is subject to the following restrictions:

Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .

6.	The amount (if any) paid for such property: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Taxpayer

Dated:
Spouse of Taxpayer

RECEIPT

Embarcadero Technologies, Inc. hereby acknowledges receipt of a check in the amount of $                     given by [Name] as consideration for Certificate No.                      for                      shares of Common Stock of Embarcadero Technologies, Inc.

Dated:

Embarcadero Technologies, Inc.

By:
Title:

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No.              for                              shares of Common Stock of Embarcadero Technologies, Inc. (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement the undersigned has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated:

(Signature)

(Printed Name)